Exhibit 10.21

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have issued our report dated March 28, 2011 with respect to the consolidated financial statements and schedule included in the Annual Report of American Realty Capital New York Recovery REIT, Inc. on Form 10-K for the year ended December 31, 2010. We hereby consent to the incorporation by reference of said report in the Post-effective Amendment No. 1 to the Registration Statement and Prospectus of American Realty Capital New York Recovery REIT, Inc. on Form S-11 (File No. 333-163069).

/s/ Grant Thornton LLP

Philadelphia, Pennsylvania

March 28, 2011